UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22760

Oppenheimer Global Multi-Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

		Shares	Value
Investment Companies—74.9%[1]
Alternative Funds—54.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2		608,946	$1,431,022
Oppenheimer Global Multi Strategies Fund, Cl. I		614,613	16,207,341
Oppenheimer Global Real Estate Fund, Cl. I		326,723	3,600,488
Oppenheimer Master Event-Linked Bond Fund, LLC		341,246	4,965,416
Oppenheimer SteelPath Master MLP Fund, LLC		77,070	1,031,963
			27,236,230
Domestic Fixed Income Funds—14.8%
Oppenheimer Master Loan Fund, LLC		509,587	7,353,185
Money Market Funds—5.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[3]		2,765,623	2,765,623
Total Investment Companies (Cost $37,819,845)			37,355,038

		Principal Amount
Foreign Government Obligations—16.1%
Brazil—3.9%
Federative Republic of Brazil Unsec. Bonds:
10.767%, 7/1/15[4]	BRL	3,700,000	1,313,507
11.884%, 10/1/15[4]	BRL	1,900,000	652,961
			1,966,468

Japan—2.8%
Japan Sr. Unsec. Bonds, 0.10%, 9/15/15	JPY	170,000,000	1,420,430

Malaysia—3.1%
Federation of Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	3,500,000	998,054
4.72%, 9/30/15	MYR	1,900,000	547,873
			1,545,927

Singapore—2.7%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	1,760,000	1,328,673

South Korea—2.1%
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	KRW	1,123,000,000	1,026,866

Spain—1.5%
Kingdom of Spain Sr. Unsec. Bonds, 4.40%, 1/31/15	EUR	630,000	765,495
Total Foreign Government Obligations (Cost $8,889,695)			8,053,859

Short-Term Note—3.6%
United Mexican States Treasury Bills, 3.248%, 11/12/15[4]
(Cost $1,787,539)	MXN	27,000,000	1,780,266

		Exercise	Expiration
		Price	Date		Contracts
Exchange-Traded Option Purchased—0.3%
S&P 500 Index Call[2]
(Cost $124,787)	USD	2,110.000	3/20/15	USD	45	127,800

		Exercise	Expiration
Counterparty		Price	Date	Contracts
Over-the-Counter Options Purchased—0.2%
CAD Currency Put[2] BOA	CAD	1.19	06/17/2015 CAD	3,898,660		45,922
EUR Currency Put[2] NOM	EUR	1.225	01/08/2015 EUR	2,000,000		31,784

1    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Counterparty		Exercise Price	Expiration Date	Contracts	Value

Over-the-Counter Options Purchased (Continued)
INR Currency Call[2] NOM	INR	62.5	03/26/2015 INR	260,500,000	$16,672
PLN Currency Call[2] BOA	PLN	3.35	03/17/2015 PLN	10,975,219	12,007

Total Over-the-Counter Options Purchased (Cost $180,898)					106,385

Total Investments, at Value (Cost $48,802,764)				95.1%	47,423,348

Net Other Assets (Liabilities)				4.9	2,462,079

Net Assets				100.0%	$49,885,427

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions		Shares December 31, 2014
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	2,328,869	91,977	1,811,900		608,946
Oppenheimer Global Multi Strategies Fund, Cl. I	466,616	149,376	1,379		614,613
Oppenheimer Global Real Estate Fund, Cl. I	237,806	89,598	681		326,723
Oppenheimer Gold & Special Minerals Fund, Cl. I	531	—	531		—
Oppenheimer Institutional Money Market Fund, Cl. E	2,564,362	2,971,058	2,769,797		2,765,623
Oppenheimer Master Event-Linked Bond Fund, LLC	330,668	11,550	972		341,246
Oppenheimer Master Loan Fund, LLC	493,516	17,547	1,476		509,587
Oppenheimer SteelPath Master MLP Fund, LLC	175,043	57,200	155,173		77,070
Oppenheimer Ultra Short Duration Fund, Cl. Y	27	—	27		—

		Value	Income		Realized Gain (Loss)
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		$1,431,022	$—		$(943,446)
Oppenheimer Global Multi Strategies Fund, Cl. I		16,207,341	433,654		(550)
Oppenheimer Global Real Estate Fund, Cl. I		3,600,488	122,254		(286)
Oppenheimer Gold & Special Minerals Fund, Cl. I		—	—		(299)
Oppenheimer Institutional Money Market Fund, Cl. E		2,765,623	622		—
Oppenheimer Master Event-Linked Bond Fund, LLC		4,965,416	76,670	[a]	35,033 [a]
Oppenheimer Master Loan Fund, LLC		7,353,185	105,435	[b]	(33,521) [b]
Oppenheimer SteelPath Master MLP Fund, LLC		1,031,963	62,060	[c]	(136,963) [c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		—	—		(1)

Total		$37,355,038	$800,695		$(1,080,033)

2    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Footnotes to Statement of Investments (Continued)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Steelpath Master MLP Bond Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of December 31, 2014.

4. Zero coupon bond reflects effective yield on the date of purchase.

Forward Currency Exchange Contracts as of December 31, 2014
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2015	INR	32,000	USD	491	$1,747	$—
BAC	01/2015	MXN	3,500	USD	264	—	27,362
BAC	01/2015	SEK	1,630	USD	226	—	17,034
BAC	01/2015 - 06/2015	USD	926	CAD	1,065	11,399	20
BAC	01/2015	USD	448	PLN	1,450	39,197	—
BAC	01/2015	USD	764	TWD	23,000	36,482	—
BOA	01/2015	CHF	55	USD	59	—	3,750
BOA	01/2015	EUR	755	USD	962	—	48,571
BOA	01/2015	INR	90,000	USD	1,451	—	31,132
BOA	01/2015	KRW	737,000	USD	719	—	48,852
BOA	01/2015	NOK	5,250	USD	823	—	118,753
BOA	01/2015	NZD	820	USD	662	2,000	25,728
BOA	01/2015	SEK	5,140	USD	746	—	86,291
BOA	06/2015	THB	17,000	USD	511	2,415	—
BOA	01/2015	TRY	1,130	USD	499	—	17,372
BOA	01/2015	TWD	23,000	USD	773	—	45,694
BOA	07/2015	USD	1,503	BRL	3,695	181,949	—
BOA	01/2015	USD	848	CAD	915	60,622	—
BOA	01/2015	USD	590	CLP	331,000	45,189	—
BOA	01/2015	USD	33	CZK	700	2,240	—
BOA	01/2015 - 02/2015	USD	432	EUR	330	32,377	—
BOA	01/2015	USD	573	INR	37,000	—	10,462
BOA	06/2015	USD	1,093	KRW	1,130,000	71,053	—
BOA	03/2015 - 10/2015	USD	1,146	MYR	3,760	95,063	—
BOA	01/2015	USD	1,556	NZD	1,835	127,246	—
BOA	01/2015	USD	971	PLN	3,240	56,151	—
BOA	01/2015	USD	826	SEK	5,937	64,397	—
BOA	02/2015	USD	934	SGD	1,160	58,997	—
BOA	01/2015	USD	476	TRY	1,130	—	5,930
CITNA-B	01/2015 - 06/2015	CAD	2,005	USD	1,758	1,250	37,160
CITNA-B	01/2015	CZK	35,200	USD	1,656	—	117,744
CITNA-B	01/2015	EUR	220	USD	284	—	17,973
CITNA-B	01/2015	NZD	210	USD	169	—	5,711
CITNA-B	01/2015	PLN	7,130	USD	2,272	—	259,580
CITNA-B	06/2015	THB	16,000	USD	479	3,739	—
CITNA-B	01/2015 - 06/2015	USD	1,299	CAD	1,460	44,972	—
CITNA-B	01/2015	USD	1,687	CZK	34,500	179,165	—
CITNA-B	01/2015	USD	40	EUR	30	3,321	—
CITNA-B	01/2015	USD	307	NOK	1,990	40,391	—
CITNA-B	06/2015	USD	494	NZD	645	—	1,324
CITNA-B	01/2015 - 03/2015	USD	1,765	PLN	5,880	107,352	—
CITNA-B	06/2015	USD	485	ZAR	5,840	—	6,515
CITNA-B	06/2015	ZAR	5,840	USD	487	4,700	—

3    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	01/2015	CHF	675	USD	706	$—	$26,546
DEU	01/2015	JPY	144,000	USD	1,262	—	59,554
DEU	01/2015	NOK	5,000	USD	787	—	116,466
DEU	01/2015 - 06/2015	PLN	6,000	USD	1,770	597	81,175
DEU	01/2015	SEK	14,910	USD	2,192	—	278,860
DEU	01/2015	USD	1,527	CHF	1,370	148,668	—
DEU	02/2015	USD	31	EUR	25	1,090	—
DEU	01/2015 - 09/2015	USD	2,283	JPY	254,000	157,741	—
DEU	01/2015	USD	412	MXN	5,755	21,832	—
DEU	01/2015	USD	2,817	NOK	17,570	460,861	—
DEU	06/2015	USD	497	NZD	645	2,000	—
DEU	01/2015	USD	665	PLN	2,170	52,509	—
DEU	01/2015	USD	1,550	SEK	11,218	111,255	—
DEU	02/2015	USD	475	SGD	600	22,047	—
GSCO-OT	06/2015	IDR	6,220,000	USD	491	—	4,578
GSCO-OT	01/2015	PLN	1,740	USD	510	—	18,827
GSCO-OT	10/2015	USD	691	BRL	1,900	29,456	—
GSCO-OT	01/2015	USD	698	EUR	515	74,547	—
GSCO-OT	06/2015	USD	474	IDR	6,220,000	—	12,201
GSCO-OT	01/2015	USD	927	KRW	990,000	27,201	—
JPM	09/2015	USD	583	MYR	1,900	51,759	—
MSCO	01/2015	CHF	680	USD	703	—	19,346
MSCO	06/2015	EUR	255	USD	318	—	8,964
MSCO	01/2015	JPY	81,000	USD	683	—	6,411
MSCO	01/2015	MXN	17,000	USD	1,285	—	133,498
MSCO	01/2015	NOK	9,690	USD	1,466	—	166,296
MSCO	01/2015 - 06/2015	NZD	1,495	USD	1,164	2,427	9,011
MSCO	01/2015	USD	245	CLP	142,000	11,567	—
MSCO	01/2015 - 06/2015	USD	1,207	JPY	142,000	20,177	—
MSCO	01/2015 - 11/2015	USD	2,273	MXN	33,100	66,573	—
MSCO	01/2015	USD	37	NZD	45	1,966	—
MSCO	01/2015	USD	729	SEK	5,175	65,543	—
NOM	01/2015	USD	1,309	INR	82,000	15,777	—
RBS	01/2015	CAD	717	USD	645	—	27,507
RBS	01/2015	CLP	473,000	USD	811	—	32,569
RBS	01/2015	INR	29,000	USD	471	—	13,316
RBS	01/2015	KRW	253,000	USD	245	—	14,786
RBS	01/2015	SEK	650	USD	92	—	8,361
RBS	01/2015	USD	36	CAD	40	1,947	—
RBS	01/2015	USD	44	CHF	40	3,517	—
RBS	01/2015 - 06/2015	USD	1,520	EUR	1,160	115,716	—
RBS	01/2015	USD	589	JPY	60,000	87,763	—
RBS	01/2015	USD	641	MXN	8,645	55,341	—
RBS	01/2015	USD	61	NOK	380	10,258	—
TDB	02/2015	NOK	6,800	USD	968	—	56,206
TDB	02/2015	SEK	7,450	USD	1,008	—	52,487
TDB	06/2015	USD	16	KRW	18,000	—	195
TDB	02/2015	USD	999	NOK	6,800	87,520	—
TDB	02/2015	USD	990	SEK	7,450	34,535	—

Total Unrealized Appreciation and Depreciation						$3,015,604	$2,080,118

4    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

STATEMENT OF INVESTMENTS Unaudited  /  Continued

Exchange-Traded Options Written at December 31, 2014
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

S&P 500 Index Put	USD	1880.000	3/20/15 USD	(45)	$116,863	$(94,275)

Over-the-Counter Options Written at December 31, 2014
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

CAD Currency Put	BOA CAD	1.260	6/17/15 CAD	(4,127,993)	$17,855	$(13,713)

NOK Currency Put	BOA SEK	1.040	7/2/15 NOK	(11,000,000)	40,606	(42,914)

NOK Currency Call	BOA SEK	1.040	7/2/15 NOK	(11,000,000)	41,450	(43,792)

NOK Currency Put	JPM SEK	1.045	6/17/15 NOK	(11,000,000)	45,161	(45,031)

NOK Currency Call	JPM SEK	1.045	5/17/15 NOK	(11,000,000)	35,806	(39,292)

PLN Currency Call	BOA PLN	3.220	3/17/15 PLN	(10,549,315)	10,851	(2,142)

Total Over-the-Counter Options Written					$191,729	$(186,884)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

5    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund (the “Fund”), formerly Oppenheimer Diversified Alternatives Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

6    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

7    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities, or underlying Funds nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

8    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$24,004,474	$13,350,564	$—	$37,355,038
Foreign Government Obligations	—	8,053,859	—	8,053,859
Short-Term Note	—	1,780,266	—	1,780,266
Exchange-Traded Option Purchased	127,800	—	—	127,800
Over-the-Counter Options Purchased	—	106,385	—	106,385
Total Investments, at Value	24,132,274	23,291,074	—	47,423,348
Other Financial Instruments:
Foreign currency exchange contracts	—	3,015,604	—	3,015,604
Total Assets	$24,132,274	$26,306,678	$—	$50,438,952

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(281,159)	$—	$(281,159)
Foreign currency exchange contracts	—	(2,080,118)	—	(2,080,118)
Total Liabilities	$—	$(2,361,277)	$—	$(2,361,277)

9    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek total return. It emphasizes investments in energy infrastructure Master Limited Partnerships.

The Fund’s investment in the MLP Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan

10    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

11    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

12    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $17,841,577 and $24,971,415, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

13    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $124,534 and $117,058 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $28,642 and $79,618 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

14    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended December 31, 2014 was as follows:

	Options

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2014	293,000,000	$64,769
Options written	193,677,375	469,154
Options closed or expired	(11,000,000)	(12,644)
Options exercised	(417,000,022)	(212,687)

Options outstanding as of December 31, 2014	58,677,353	$308,592

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2014, the Fund has required certain counterparties to post collateral of $536,214.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

15    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

16    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$48,865,180
Federal tax cost of other investments	(308,592)

Total federal tax cost	$48,556,588

Gross unrealized appreciation	$54,730
Gross unrealized depreciation	(1,469,129)

Net unrealized depreciation	$(1,414,399)

17    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Alternatives Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2015